SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Sparta, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

INFORMATION CONCERNING SOLICITATION AND VOTING
ELECTION OF DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER MATTERS
MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION OF EXECUTIVE OFFICERS
COMPANY STOCK PRICE PERFORMANCE
STOCK PERFORMANCE GRAPH

SPARTA, Inc.
25531 Commercentre Drive, Suite 120, Lake Forest, California 92630-8873

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 14, 2004

TO THE STOCKHOLDERS OF
SPARTA, Inc.

     Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of SPARTA, Inc., a Delaware corporation (the “Company”), will be held at the Wyndham Casa Marina, 1500 Reynolds Street, Key West, Florida 33040, on Friday, May 14, 2004, beginning at 8:15 a.m. local time. The Annual Meeting will be held for the following purposes:

     1. To elect ten directors of the Company to serve as directors until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending January 2, 2005.

     3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The Company has fixed April 4, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof; and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the corporate headquarters of the Company for ten days prior to the Annual Meeting. The address of the Company’s corporate headquarters is 25531 Commercentre Drive, Suite 120, Lake Forest, California 92630-8873.

     We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, by executing and returning the enclosed proxy card.

     YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF YOU VOTE BY PROXY, YOU ARE ALLOWED TO CHANGE YOUR VOTE AT THE ANNUAL MEETING SHOULD YOU DECIDE TO DO SO. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors
/s/ JERRY R. FABIAN
JERRY R. FABIAN
Corporate Vice President and Secretary

Lake Forest, California	Telephone -	(949) 768-8161 x305
April 7, 2004	Facsimile -	(949) 770-4632

SPARTA, Inc.
25531 Commercentre Drive, Suite 120,
Lake Forest, CA 92630

ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 14, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SPARTA, Inc., a Delaware corporation (the “Company” or “SPARTA”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 14, 2004, and any postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 8:15 a.m. local time at the Wyndham Casa Marina, located at 1500 Reynolds Street, Key West, Florida 33040. The telephone number of the Company is (949) 768-8161, and its facsimile number is (949) 770-4632.

The solicitation of proxies for the Annual Meeting is being made on behalf of the Company, and all expenses of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees may communicate with stockholders personally or by mail, telephone, facsimile, or otherwise for the purpose of soliciting such proxies; but, in such event, no additional compensation will be paid to any such persons for such solicitation. This Proxy Statement and the accompanying proxy card were first mailed to stockholders on or about April 8, 2004.

Record Date and Voting

April 4, 2004, has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, and any postponements or adjournments thereof. As of that date, there were 5,159,658 shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), issued and outstanding. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding common stock of the Company as of the Record Date will constitute a quorum at the Annual Meeting.

Each share is entitled to one vote on all matters voted at the Annual Meeting, except that voting for directors may be cumulative. A stockholder intending to cumulate votes for directors must notify the Company of such intention prior to commencement of the voting for directors, and the name(s) of the candidate(s) for whom such votes would be cast must be placed in nomination prior to the commencement of the voting for directors. If any stockholder has given such notice, every stockholder may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that stockholder’s shares are entitled, or distribute the stockholder’s votes on the same principle among two or more candidates.

Discretionary authority to cumulate votes represented by proxies is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed proxy to cumulate votes represented by proxies for individual nominees in accordance with their best judgment in order to assure the election of as many nominees of the Board of Directors as possible.

In the election of directors, the ten nominees receiving the highest number of affirmative votes will be elected. Accordingly, abstentions will have no effect in determining which nominees have been elected directors. The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending January 2, 2005, will require the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting. As a result, abstentions will have the effect of a vote against the ratification of the selection of PricewaterhouseCoopers LLP.

The persons named in the accompanying proxy have advised the Company that they will vote the shares represented by proxies received by them in accordance with the stockholders’ directions. If the proxy is signed and returned without direction as to how to vote, the proxy holders will vote “FOR” the election of the ten director nominees named below and “FOR” ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending January 2, 2005. As to any other matters that may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. The Company does not presently know of any other such matters.

Revocation of Proxies

A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Annual Meeting and voting in person.

ELECTION OF DIRECTORS
(Proposal One)

General

The Company’s bylaws state that the authorized number of directors of the Company will be a number fixed by the Board of Directors from time to time. The authorized number of directors is currently set at ten. Accordingly, a Board of ten directors will be elected at the Annual Meeting. The names of the persons for whom votes will be cast pursuant to the proxies that are hereby solicited are set forth below. All ten of the nominees named below are currently serving as members of the Company’s Board of Directors.

Directors are elected each year and all directors serve one-year terms. Accordingly, the term of the directors elected at the Annual Meeting will expire at the next annual meeting of the Company’s stockholders, or when the directors’ successors are elected and qualified.

Nominees

Each of the nominees named below has agreed to serve, if elected, and the Company has no reason to believe that any nominee will be unable to serve.

Name and Position(s) with the Company	Age	Director Since
Wayne R. Winton	68	1979
Chairman of the Board of Directors

Robert C. Sepucha, Ph.D.	60	1993
Chief Executive Officer and Director

R. Stephen McCarter	72	1994
Sector President and Director

Carl T. Case, Ph.D.	64	1996
Director, Business Development and Director

John O. Carroll	61	2001
Sector President and Director

Rockell N. Hankin	57	1989
Director

Gerald A. Zionic	61	1999
Director

Gen. John L. Piotrowski (USAF Retired)	70	1991
Director

William E. Cook	55	1999
Director

Roy J. Nichols	65	2001
Director

Biographical Information

WAYNE R. WINTON

Wayne R. Winton is a co-founder of the Company and currently the Chairman of the Board of Directors. Mr. Winton served as the Company’s President from its founding until 1995, when he became Chief Executive Officer, retiring from that position as of May 2001. Prior to founding SPARTA, Mr. Winton held positions of increasing responsibility in McDonnell Douglas Astronautics Company (“MDAC”), Mission Research Corporation, the Department of the Army, and Science Applications International Corporation (“SAIC”). He has led or participated in numerous joint government/industry studies addressing issues of analysis and policy affecting national defense interests. He is recognized as one of the most capable strategic analysts in the U.S. and is a proficient technical writer and speaker. Mr. Winton is also a member of the Board of Directors of ST SPARTA, Inc., a wholly owned subsidiary of the Company. He first became a member of ST SPARTA’s Board in 2001. Mr. Winton is also on the Board of Trustees of the Beyster Institute, a non-profit foundation for employee ownership. He first became a Trustee of the Beyster Institute in 2001. Mr. Winton holds a Bachelor of Science degree in mechanical engineering from the University of Idaho.

ROBERT C. SEPUCHA, Ph.D.

Robert C. Sepucha, Ph.D., is Chief Executive Officer of the Company and has held that position since May of 2001. Prior to that, he was Sector President of SPARTA’s Defense & Space Systems Sector, starting in 1996, after serving as a Senior Vice President and Group Manager, beginning in 1991. Dr. Sepucha was elected to the Board of Directors in 1993. From 1984 until joining the Company, Dr. Sepucha was a Senior Vice President of W. J. Schafer Associates, Inc. Dr. Sepucha holds a Master of Science degree in aeronautics from the Massachusetts Institute of Technology and a Ph.D. in engineering physics from the University of California, San Diego.

R. STEPHEN McCARTER

R. Stephen McCarter is Sector President of SPARTA’s Hardware Systems Sector and has held that position since 1996. Prior to that, he was a Senior Vice President and Group Manager, beginning in 1994, and a Vice President and Operation Manager from 1984 to 1990. He also served as President of MI SPARTA, Inc., the Company’s wholly owned subsidiary, from 1991 to 1994. Beginning in 2001, he has served as Chairman of the Board of ST SPARTA, Inc., a wholly owned subsidiary of the Company. Mr. McCarter first became a member of the SPARTA Board of Directors in 1994. Mr. McCarter holds a Master of Science degree in electrical engineering from New York University.

CARL T. CASE, Ph.D.

Carl T. Case, Ph.D., is Director of Business Development. He’s held that position since January 2003. From 1996 until January 2003, he was Sector President of SPARTA’s Information Systems Sector. From 1984 to 1987, Dr. Case was the Division Manager of the Systems Analysis Division in Huntsville, Alabama. He became an Operation Manager and Vice President in 1988 for SPARTA’s Systems Integration Operation and then for the Information Systems Operation in 1994. Prior to joining SPARTA in 1984, Dr. Case served as a U.S. Air Force officer for twenty-one years, retiring as a Colonel in 1984. Dr. Case first became a member of the Board of Directors in 1996. Dr. Case holds a Master of Science degree in physics from the University of Louisville and a Ph.D. in aerospace engineering from the Air Force Institute of Technology.

JOHN O. CARROLL

John O. Carroll is Sector President of SPARTA’s Defense & Space Systems Sector and has served in that position since 2001. Mr. Carroll was the Operation Manager of SPARTA’s Defense Program Operation from 1996 to 2001. Prior to that, Mr. Carroll served as a Chief Engineer between 1990 and 1996 and as a Technical Director between 1986 and 1990. Before joining SPARTA, Mr. Carroll was the General Manager of New Technology, Inc. from 1978 to 1985. Mr. Carroll first became a member of the Board of Directors in 2001. Mr. Carroll holds a Bachelor of Science degree in mathematics from Jacksonville State University.

ROCKELL N. HANKIN

Rockell N. Hankin has been a director since 1989. He is the Chairman of the Board’s Audit Committee and a member of the Board’s Compensation Committee. He is the founder and Chief Executive Officer of Hankin & Co., a management-consulting firm established in 1986. As Chief Executive Officer of Hankin & Co. and its licensed broker/dealer affiliate, Hankin Investment Banking, he supervises and leads the activities of the firms. Mr. Hankin was previously a partner at PricewaterhouseCoopers LLP. He is a certified public accountant and a lawyer. Mr. Hankin is Vice-Chairman of the Board of Directors of Semtech Corporation. Previously, Mr. Hankin was Chairman of the Board of House of Fabrics and a member of the boards of Alpha Microsystems, DDL Electronics Inc., Nichols Institute, Quidel Corporation and Techniclone Corporation.

GERALD A. ZIONIC

Gerald A. Zionic has been a director since 1999. Mr. Zionic is a member of the Board’s Audit Committee and Compensation Committee. Since 1993, he has been a Vice President at Lockheed-Martin Corporation’s Law & Benefits Enforcement Division. Prior to Lockheed-Martin, Mr. Zionic was Vice President and General Manager of Martin Marietta’s Information Systems Company from 1991 to 1992.

JOHN L. PIOTROWSKI, General USAF, Retired

John L. Piotrowski has been a director since 1991. He is the Chairman of the Board’s Compensation Committee and a member of the Board’s Audit Committee. Currently, he has his own consulting practice, Aerospace and Management Consulting, which provides consulting services to a number of aerospace companies and government laboratories. He also serves on a Standing Task Force for the Defense Science Board. From 1995 to 2003, he was a consultant for Science Applications International Corporation (“SAIC”). Mr. Piotrowski served as Commander of the U.S. Air Force Space Command and Vice Chief of Staff of the Air Force. Mr. Piotrowski is a member of the Board of Directors of Semtech Corporation. Previously, Mr. Piotrowski served as a director for the U.S. Space Foundation, Contraves USA and National Systems and Research.

WILLIAM E. COOK

William E. Cook has been a director since 1999. Mr. Cook is a member of the Board’s Audit Committee and Compensation Committee. He was the Chairman and Chief Executive Officer of Uniax Corporation until the company was sold in March, 2000. He is President of Riptide Holdings, Inc. and has been in this position since 1996. Riptide Holdings is a personal investment holding company providing equity and debt investments, management, and board advice for early-stage technology and turnaround opportunities in manufacturing and software companies. Prior to starting Riptide Holdings, Mr. Cook was Chairman and Chief Executive Officer of DDL Electronic, Inc. from 1992 to 1995.

ROY J. NICHOLS

Roy J. Nichols has been a director since 2001. Mr. Nichols is a member of the Board’s Audit Committee and Compensation Committee. He is the Chairman of Torch Concepts, Inc. In 1979, Mr. Nichols co-founded Nichols Research, a prominent research and development business specializing in sensor, missile, and information systems. Prior to founding Nichols Research, he held positions with McDonnell Douglas and with the Infrared Physics Laboratory at the University of Michigan. Mr. Nichols also serves as a director of Adtran Corporation.

Board Committees and Meetings

     General

The Board of Directors held four meetings during 2003. The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have a standing Nominating Committee. Information about the Company’s nominating process and shareholder communications with the Board of Directors can be found in the information that follows. Each director attended or participated in 75% or more of the aggregate of (a) the total number of meetings of the Board of Directors held in 2003; and (b) the total number of meetings held by all committees of the Board on which such director served during 2003. Members of the Board of Directors and its committees also consulted informally with management from time to time and acted by written consent without a meeting during 2003.

     Audit Committee

The Audit Committee of the Board of Directors currently consists of five independent directors, Messrs. Hankin, Cook, Nichols, Piotrowski and Zionic. Mr. Hankin is the Chairman. The Audit Committee reviews and monitors the Company’s financial reporting and the internal and external audits of the Company, including, among other things, the Company’s internal audit and control functions, the results and scope of the annual audit and other services provided by the Company’s independent auditors, the Company’s calculation of its quarterly stock price and the Company’s compliance with legal matters that have a significant impact on the Company’s financial statements. The Audit Committee also consults with the Company’s management and the Company’s independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of the Company’s financial affairs. In addition, the Audit Committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, the Company’s independent auditors. The Audit Committee held five meetings during 2003.

The Board has determined that all members of the Audit Committee are “independent,” as that term is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. Regulation S-K Item 401(h)(15) requires that the Board and the Audit Committee have at least one “financial expert” in its membership. The Board of Directors has determined that Rockell N. Hankin is a financial expert as defined in Regulation S-K Item 401(h)(15).

The Board adopted and approved a revised charter for the Audit Committee in March 2004, a copy of which is attached to this Proxy Statement as Attachment B.

     Compensation Committee

The Compensation Committee of the Board of Directors currently consists of five directors, Messrs. Piotrowski, Cook, Hankin, Nichols, and Zionic. Mr. Piotrowski is the Chairman. The Compensation Committee reviews the Company’s compensation policies and all forms of compensation to be provided to executive officers and directors of the Company, including, among other things, annual salaries, bonuses, stock options, and other incentive compensation arrangements. In addition, the Compensation Committee reviews bonus and stock compensation arrangements for the whole Company. The Compensation Committee held one meeting during 2003.

     Nominating Committee

The Company does not have a standing or separate Nominating Committee because there are no plans to add or replace a director in the foreseeable future. In the past, the full Board of Directors has selected nominees for director. The following members of the full Board of Directors, which fulfills the role of a nominating committee, are independent, as defined above under the caption “Audit Committee”: Messrs. Piotrowski, Cook, Hankin, Nichols, and Zionic. The following members of the full Board of Directors are not independent: Messrs. Winton, Sepucha, Case, McCarter and Carroll. The Company does not have a formal process with regard to the consideration of director candidates recommended by shareholders, because directors are added or replaced very infrequently. The Company has never used or paid a third party to assist in the process of identifying and evaluating candidates and has no intention to do so in the future. The minimum qualities or skills that the Board of Directors believes are necessary to be a board member are as follows: (1) must be a respected leader in the fields of engineering (government or industry), business management, accounting or the legal profession and (2) must have a college degree in those fields. The Board of Directors will consider bonafide nominees from the shareholders if the recommendation is in writing and directed to the Board or a Board member. The Company has never received nor rejected a Board candidate put forward by a large, long-term shareholder or groups of shareholders. There are no differences between the manner in which the Board of Directors currently evaluates nominees for director and the manner in which the Board would evaluate a nominee recommended by a shareholder.

Shareholder Communications with the Board of Directors

The procedure for communicating with the Board of Directors is for the shareholder to send a written communication to one or more directors. There is no screening process, and the Board of Directors will respond in writing to any legitimate shareholder inquiry. It is the Company’s policy to have each member of the Board of Directors attend the Annual Meeting. At the last Annual Meeting held in June 2003, all members of the Board were present. Shareholders that want to communicate in writing with the Board of Directors should address their inquiries to the addresses shown in Attachment A.

Director Compensation

Directors who are not employees of the Company and who are not chairing the full Board or the Audit Committee received $2,400 per day in 2003. The Chairman of the Board and the Chairman of the Audit Committee received $2,800 per day. Except for the Chairman of the Board, all members of the Board were guaranteed a minimum of twelve days for the year. The Chairman of the Board was guaranteed twenty-two days for the year. In 2004, the same arrangement will be made with the members of the Board. In 2003, the following directors received stock options covering the number of shares indicated: Messrs. Hankin, Piotrowski, and Winton each received 1,224 stock options; and Messrs Zionic, Cook, and Nichols each received 816 stock options. In 2004, all directors who are not employees of the Company will receive stock options under the same plan as followed in 2003. The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors, other than in the form of reimbursement of expenses for attending Board and committee meetings.

Required Vote

The ten nominees receiving the highest number of affirmative votes present or represented by proxy at the Annual Meeting shall be elected as directors. No proxy may be voted for more than ten nominees.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PROXY HOLDERS NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal Two)

General

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 2, 2005, and is asking the stockholders to ratify this appointment. PricewaterhouseCoopers LLP has acted as the Company’s independent auditors since 1989.

The Board has not requested, nor does it expect, a representative of PricewaterhouseCoopers LLP to be present at the Annual Meeting.

Principal Accounting Fees and Services

During 2003, PricewaterhouseCoopers LLP provided services to the Company consisting of the audit of the Company’s annual financial statements and a review of unaudited quarterly financial information. The aggregate fees billed by PricewaterhouseCoopers LLP during 2003 and 2002 for these services was $138,600 and $95,500, respectively. There were no hours attributed in this engagement to work performed by persons other than PricewaterhouseCoopers’ full-time, permanent employees. No other services were provided in 2003 to the Company by PricewaterhouseCoopers LLP.

Required Vote

The affirmative vote of the holders of shares representing a majority of the shares present or represented by proxy at the Annual Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP. In the event that the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the appointment will be reconsidered by the Board of Directors. Even if the selection is ratified, the Board of Directors, at its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 2, 2005. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PROXY HOLDERS NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is expressly granted by the execution of the enclosed proxy.

MANAGEMENT

Executive Officers

Set forth below is certain information with respect to each executive officer of the Company:

Name and Position	Age
Robert C. Sepucha, Ph.D.	60
Chief Executive Officer

R. Stephen McCarter	72
Senior Corporate Vice President and Sector President

Carl T. Case, Ph.D.	64
Senior Corporate Vice President and Director, Business Development

John O. Carroll	61
Senior Corporate Vice President and Sector President

Troy A. Crites	47
Senior Corporate Vice President and Sector President

Archie L. Moore	59
Corporate Vice President and
President of ST SPARTA, Inc. (a wholly owned subsidiary)

William D. Goodner	57
Corporate Vice President and Operation Manager

David E. Schreiman	43
Corporate Vice President, Treasurer, and Chief Financial Officer

Jerry R. Fabian	55
Corporate Vice President, Secretary, and Chief Administrative Officer

Ray C. Gretlein, Jr.	50
Corporate Vice President, and Chief Information Officer

Jody L. Chiaro	51
Vice President, and Director of Human Resources

William E. Sabean	63
Senior Vice President and Sector President

For information regarding Messrs. Sepucha, McCarter, Case and Carroll, who, in addition to being executive officers of the Company, are also directors, please see “Election of Directors – Nominees” above. Information regarding Messrs. Crites, Moore, Goodner, Schreiman, Fabian, Gretlein, Chiaro, and Sabean, who are executive officers of the Company, but not also directors, follows: Chairo and Sabean are executive officers of the company, but not corporate officers.

Troy A. Crites. Troy A. Crites has served the Company as an Operation Manager, Vice President and now Sector President since December 1998. Starting in 1998, he served as Operation Manager for the Advanced Systems and Technology Operation, focusing on support of the Missile Defense Agency. Mr. Crites is currently the Sector President for the Mission Systems Sector, where his responsibilities include Homeland Security and Network Centric Warfare business areas. Mr. Crites holds a Master of Science degree in aeronautical and astronautical engineering from the Massachusetts Institute of Technology.

Archie L. Moore. Archie L. Moore has served the Company as President of ST SPARTA, Inc., a wholly owned subsidiary, since its incorporation in November 2000. From November 1995 to November 2000, Mr. Moore served as the Operation Manager of the SPARTA Technical Services Operation. Prior to November 1995, Mr. Moore served in various managerial positions, including that of Division Manager of the Range Systems Division and Advanced Systems Division. Prior to joining SPARTA in March of 1989, Mr. Moore served for 21 years in various capacities for the National Aeronautics and Space Administration (including managing the NASA Western Aeronautical Test Range). Mr. Moore holds a Bachelor of Science degree in Mathematics from Texas Christian University, a Master of Science degree in electrical engineering from the University of Southern California and a Master of Science degree in engineering management from the University of California, Los Angeles.

William D. Goodner. William D. Goodner joined the Company in September 1987. He has served as Operation Manager since 1994 and has served the Company as a Corporate Vice President since 1995. From 1974 to 1983, he worked for the Missile Intelligence Agency, holding various staff and management roles. From 1983 to 1987, he was the manager of all systems analysis for New Technology, Inc. Mr. Goodner holds both a Bachelor of Science degree and a Master of Science degree in electrical engineering from Georgia Institute of Technology.

David E. Schreiman. David E. Schreiman joined the Company in December 2001 and has served as Vice President, Chief Financial Officer and Treasurer since February 2002. Prior to joining the Company, Mr. Schreiman was the Chief Financial Officer of CUE Corporation and its affiliates from October 1995 to December 2001. From September 1983 to October 1995, he held various staff and management positions with the firm of PricewaterhouseCoopers LLP. Mr. Schreiman is a certified public accountant and holds a Bachelor of Science degree in business administration from the University of California, Berkeley.

Jerry R. Fabian. Jerry R. Fabian has served the Company as a Vice President and Chief Administrative Officer since January 1989. From January 1989 to February 1992, Mr. Fabian was also the Chief Financial Officer. Since 1986, he has served as Director of Business Administration, reporting to the Company’s Chief Executive Officer. Mr. Fabian holds a Bachelor of Science degree in business administration from California State University, Northridge.

Jody L. Chiaro. Jody L. Chiaro joined the Company in January 2004 as Vice President of Human Resources. Previously, she was Vice President of Human Resources at The Weinberg Group Inc. a Washington, DC-based scientific consulting firm from January through December 2003, where she was responsible for all aspects of human resources. From May 1999 until December 2002, Ms. Chiaro held a series of operational and strategic HR executive positions at Cable and Wireless in Reston, Virginia, leading efforts related to compensation and benefits, workforce balancing, recruitment and retention and commercial due diligence, integration and transition planning related to acquisitions and divestitures. From April 1976 through April 1999, she held staff and management positions in sales, marketing, research and technology business units with IBM. Ms. Chiaro holds a Master of Science degree in human resources management and organizational development from Manhattanville College, Purchase, New York.

Raymond C. Gretlein, Jr. Raymond C. Gretlein joined the Company in September 1990. He has served as the Chief Information Officer since February 2003. He has served the Company in previous roles, including software independent validation and verification project management for government and medical device customers. From 1985 to 1990, he was a program manager with Dynamics Research Corp. From 1978 to 1985, he served in the

United States Air Force as a communications/computer systems staff officer. Mr. Gretlein holds a Bachelor of Science degree in quantitative analysis, with emphasis in computer systems and applications, from California State University, Fresno.

William E. Sabean. William E. Sabean joined the Company in February 2004. He has served as Sector President of the National Security Systems Sector since joining the Company. After retiring from the Air Force as a Lt. Col., Mr. Sabean worked for Computer Sciences Corporation as Director of Operations from 1983 to 1993. From 1993 to 2004 he was a Senior Vice President of Affiliated Computer Sciences, Inc., in charge of Special Programs and Information Assurance. Mr. Sabean holds a Bachelor of Arts degree from St. Anselm College and is a graduate of the Industrial College of the Armed Forces.

Code of Ethics

SPARTA has adopted a code of ethics that applies to all of its employees, including its Chief Executive Officer and Chief Financial Officer. The code of ethics is available, free of charge, on the Company’s internet web site at www.sparta.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

The following table sets forth, as of April 4, 2004, certain information known to the Company with respect to the beneficial ownership of the Company’s common stock by (a) all persons known to the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock, (b) each director of the Company, (c) each of the executive officers named in the Summary Compensation Table included in this Proxy Statement, and (d) all directors and executive officers as a group (eighteen persons).

Name	Number of Shares (1)		Percentage of Class
Wayne R. Winton	215,129	(2)	4.14%
Robert C. Sepucha	88,872	(3)	1.60%
R. Stephen McCarter	110,558	(4)	1.88%
Carl T. Case	89,058	(5)	1.67%
John O. Carroll	45,607	(6)	.87%
Rockell N. Hankin	14,642	(7)	.24%
John L. Piotrowski	10,239	(8)	.16%
William E. Cook	2,336		.04%
Gerald A. Zionic	2,336		.04%
Roy J. Nichols	2,300	(9)	.02%
All executive officers and directors as a group (18 persons)	834,360	(10)	14.38%

(1)	Except as set forth below, each of the persons included in this table has sole voting and investment power over the shares respectively owned, except shares issuable upon exercise of stock options, and except as to rights of the person’s spouse under applicable community property laws.

(2)	Includes 1 share subject to an option that may be exercised within 60 days of April 4, 2004.

(3)	Includes 36,723 shares held in Dr. Sepucha’s account in the Profit Sharing Plan, 10,254 shares held in a Rabbi Trust and 5,463 shares subject to options that may be exercised within 60 days of April 4, 2004.

(4)	Includes 76,125 shares held in Mr. McCarter’s account in the Profit Sharing Plan and 12,437 shares subject to options that may be exercised within 60 days of April 4, 2004.

(5)	Includes 60,305 shares held in Dr. Case’s account in the Profit Sharing Plan and 2007 shares subject to options that may be exercised within 60 days of April 4, 2004.

(6)	Includes 21,742 shares held in Mr. Carroll’s account in the Profit Sharing Plan.

(7)	Includes 1,779 shares subject to options held by Mr. Hankin that may be exercised within 60 days of April 4, 2004.

(8)	Includes 1,779 shares subject to options held by Mr. Piotrowski that may be exercised within 60 days of April 4, 2004.

(9)	Includes 1,150 shares subject to options held by Mr. Nichols that may be exercised within 60 days of April 4, 2004.

(10)	Includes the shares referred to in footnotes (2) through (9) above, 107,271 additional shares held in the Profit Sharing Plan for the account of other executive officers of the Company, 19,620 shares held in a Rabbi Trust for the account of other executive officers, and 38,619 additional shares subject to options held by other executive officers of the Company that may be exercised within 60 days of April 4, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock to file initial reports of ownership (Form 3) and reports of changes in ownership of common stock (Form 4 and Form 5) with the Securities and Exchange Commission.

The Company prepares all forms required under Section 16(a) for its directors and executive officers based on information provided by them to the Company for this purpose. Based on that information, the Company believes that, during 2003, all persons subject to the reporting requirements pursuant to Section 16(a) filed all required reports on a timely basis with the Securities and Exchange Commission.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the following report by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the accuracy and integrity of the Company’s financial reporting. Management is responsible for preparing the Company’s financial statements and maintaining an appropriate system of internal controls and is also responsible for the Company’s financial reporting process and principles. The Company’s independent auditors are responsible for auditing the financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. We rely on the information provided to us and on the representations made by management and the independent auditors as to the consolidated financial statements being prepared in accordance with generally accepted accounting principles. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of the Company’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s outside auditors are, in fact, “independent.”

In the course of fulfilling its responsibilities, the Audit Committee has:

•	Reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 28, 2003, and discussed them with management and with PricewaterhouseCoopers LLP, the Company’s independent auditors.

•	Reviewed the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2003, and discussed the report with management.

•	Reviewed the Company’s internal audit plan for 2003.

•	Reviewed the Company’s implementation of the requirements of the Sarbanes-Oxley Act of 2002.

•	On a quarterly basis, discussed with PricewaterhouseCoopers LLP the results of their review of the Company’s interim financial statements, and reviewed the Company’s calculation of its stock price.

•	Reviewed and approved the audit fees of PricewaterhouseCoopers LLP for 2003.

•	Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” and by applicable Securities and Exchange Commission regulations.

•	Obtained from PricewaterhouseCoopers LLP the written disclosures and letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with it Pricewaterhouse Coopers LLP’s independence from the Company and from management. Based on that disclosure, letter and discussion, the Audit Committee has concluded that Pricewaterhouse Coopers LLP is independent from the Company and its management.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2003, for filing with the Securities and Exchange Commission.

Rockell N. Hankin (Chairman)	Dated: March 23, 2004
John L. Piotrowski
William E. Cook
Gerald A. Zionic
Roy J. Nichols

REPORT OF THE COMPENSATION COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the following report by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

General Philosophy

The general philosophy of the Compensation Committee regarding compensation is to offer compensation packages (salaries, bonuses, and stock options) designed to enhance stockholder value and that reward each member of senior management proportionately to each person’s performance and to the Company’s overall financial performance and growth during the previous year.

Executive Compensation

     Base Salary

Base salaries are intended to be competitive with similar-sized companies in the same and related business areas. They are based on an internal evaluation of the responsibilities of each person. Salaries for executive officers are reviewed on an annual basis.

The Committee’s compensation policies are in concert with the Company’s corporate philosophy to reward individual performance with bonuses commensurate with each individual’s contribution to the Company’s growth and financial performance annually and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

     Long-term Incentives

The Company’s long-term incentive program consists of a stock option program pursuant to which the Chief Executive Officer, other executive officers, operation managers, and other deserving employees are periodically granted stock options at the then price of the Company’s stock. These options are designed to provide such persons with significant compensation over time, based on overall Company performance as reflected in the stock price, to foster employee ownership in the Company, to create a valuable retention device through standard three- to five-year vesting schedules, and to encourage alignment of employees’ and stockholders’ interests. Stock options are typically granted at the time of hire to key employees and annually on the basis of performance.

     Chief Executive Officer Compensation at the End of 2003

The bonus and stock options awarded at the completion of fiscal year 2003 were, by and large, performance-based. Among the criteria applied for determining these financial awards were Company revenue growth, profit, business backlog, personnel retention, diversification, and equity growth. The salary adjustment was market-based and intended to keep the CEO’s salary at a level comparable to those of chief executive officers with like responsibilities at similar enterprises.

By: The Compensation Committee of the Board of Directors

John L. Piotrowski (Chairman)	Dated: March 5, 2004
Rockell N. Hankin
William E. Cook
Gerald A. Zionic
Roy J. Nichols

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company’s Board of Directors is comprised of Messrs. Piotrowski, Hankin, Cook, Zionic, and Nichols. None of these individuals was at any time during 2003, or at any other time while on the committee, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to, or on behalf of, the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (hereinafter referred to as the “named executive officers”) for fiscal 2003, 2002 and 2001.

SUMMARY COMPENSATION TABLE

	Annual Compensation and Long-Term Compensation Awards
					Shares
				Other Annual	Underlying	All Other
Name and		Salary (1)	Bonus (2)	Compensation (3)	Options	Compensation (4)
Principal Position	Year	($)	($)	($)	(#)	($)
Robert C. Sepucha	2003	258,000	127,300	189,209	12,209	30,000
Chief Executive Officer	2002	225,423	108,200	139,646	12,161	30,000
	2001	225,077	85,000	148,767	4,834	25,500
R. Stephen McCarter	2003	208,924	46,300	108,923	2,232	30,000
Sector President	2002	209,731	53,000	39,949	4,066	30,000
	2001	195,231	64,000	34,490	9,136	25,500
John O. Carroll	2003	210,539	110,000	33,641	1,176	30,000
Sector President	2002	192,231	25,700	39,060	1,161	30,000
	2001	172,615	47,728	40,320	2,166	25,500
Carl T. Case	2003	208,616	83,600	19,242	2,767	30,000
Director, Bus. Development	2002	208,831	60,000	9,593	788	30,000
	2001	194,769	85,000	23,142	2,044	25,500
Troy A. Crites	2003	195,231	99,726	10,500	5,165	30,000
Sector President	2002	174,115	60,000	31,614	5,822	30,000
	2001	158,308	56,000	18,387	2,677	25,500

(1)	Amounts shown include only cash compensation earned by executive officers.

(2)	Amounts shown include cash and non-cash compensation earned by executive officers. The non-cash compensation, consisting of the fair market value of stock earned as part of bonus compensation, is as follows:

	2003	2002	2001
Sepucha	$38,184	$32,467	$25,497
McCarter	13,901	15,898	19,198
Carroll	32,993	7,718	12,034
Case	25,087	18,010	25,497
Crites	24,000	18,010	16,794

(3)	Includes stock gain on exercised options and pay-out of absence accrued but not taken.

(4)	The amounts shown in this column are Company contributions to the Profit Sharing Plan.

Stock Options

The Company’s 1997 Stock Plan (the “Stock Plan”) provides for the grant of stock options, stock bonuses or rights to purchase up to an aggregate of 14,000,000 shares of the Company’s authorized but unissued common stock (subject to adjustment in the event of stock dividends, stock splits, recapitalizations, mergers or other similar changes in the Company’s capital structure).

Wayne R. Winton, the Company’s Chairman of the Board of Directors, currently administers the Stock Plan. However, the Board of Directors may at any time designate another officer or other employee of the Company, the Board itself, or a committee thereof, to act as administrator of the Stock Plan. Subject to the express provisions of the Stock Plan, the administrator of the Stock Plan has full authority to interpret the Stock Plan and to make all other determinations necessary or advisable for the administration of the Stock Plan.

All shares issued under the Stock Plan are subject to restrictions on transferability and the right of the Company to repurchase the shares upon the termination of the stockholder’s association with the Company. These transfer restrictions and repurchase rights are set forth both in the Stock Plan and in the Company’s Certificate of Incorporation.

During fiscal 2003, options covering a total of 691,307 shares were granted under the Stock Plan to a total of 994 employees of the Company. The following table contains information concerning the grant of stock options under the Stock Plan to the named executive officers:

OPTION GRANTS IN LAST YEAR

Individual Grants						Potential Realizable Value
	Shares	% of Total		Market
	Underlying	Options	Exercise	Price on		Assumed Annual Rates of
Name and	Options	Granted to	or Base	Date of		Stock Price Appreciation
Principal	Granted (A)(B)	Employees in	Price	Grant	Expiration	for Option Term (4 Yrs)
Position	(Number)	Fiscal Year	($/Sh)	($/Sh)	Date	0% ($)	5% ($)	10% ($)
Robert C. Sepucha	147	0.02%	23.87	23.87	06/25/07	—	756	1,628
CEO	12,062	1.74%	26.14	26.14	12/25/07	—	67,949	146,331
R. Stephen McCarter	1,491	0.22%	23.87	23.87	06/25/07	—	7,670	16,517
Sector President	741	0.11%	26.14	26.14	12/25/07	—	4,174	8,989
Carl T. Case	276	0.04%	23.87	23.87	06/25/07	—	1,420	3,058
Dir., Bus. Dev.	2491	0.36%	26.14	26.14	12/25/07	—	14,033	30,220
John O. Carroll	617	0.09%	23.87	23.87	06/25/07	—	3,174	6,835
Sector President	559	0.08%	26.14	26.14	12/25/07	—	3,149	6,782
Troy A. Crites	2,759	0.40%	23.87	23.87	06/25/07	—	14,193	30,564
Sector President	2,406	0.35%	26.14	26.14	12/25/07	—	13,554	29,189

(A)	Options granted in 2003 have a three-year vesting schedule as follows: 20% on the first anniversary of the date of grant, 30% on the second anniversary and full vesting occurring on the third anniversary.

(B)	The options were granted for a term of 4 years, subject to earlier termination in certain events related to termination of employment.

Option Exercises and Holdings

The following table provides information, with respect to the named executive officers, concerning the exercise of options during the year and unexercised options held as of the end of the year:

OPTION EXERCISES AND YEAR-END VALUE TABLE

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
		Value
		Realized			Value of Unexercised
	Shares	(Stock Price			In-the-Money Options at FY
	Acquired	at Exercise	Number of Shares		End (Stock Price of Shares
	on	Less Exercise	Underlying Unexercised		at FY End [$26.14] Less
Name and	Exercise	Price)	Options at FY End		Exercise Price) ($)
Principal Position	(Number)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert C. Sepucha
Chief Executive Officer	4,483	59,024	5,287	24,533	40,291	78,830
R. Stephen McCarter
Sector President	6,762	84,509	8,908	13,584	85,875	104,251
Carl T. Case
Director, Bus. Devel.	118	1,640	1,490	14,005	4,937	19,836
John O. Carroll
Sector President	2,538	21,225	0	3,189	0	17,229
Troy Crites
Sector President	72	846	16,122	22,205	188,304	147,399

Employment Agreements

The Company has not entered into any employment agreement with any of its officers or other employees.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Any proposal relating to a proper subject that an eligible stockholder may intend to present for action at the Company’s Annual Meeting of Stockholders for the fiscal year ending January 2, 2005, and that such stockholder may wish to have included in the proxy material for such meeting, must be received as far in advance of the meeting as possible in proper form by the Secretary of the Company at 25531 Commercentre Drive, Suite 120, Lake Forest, California 92630-8873 and, in any event, not later than December 9, 2004. It is suggested that any such proposal be submitted by certified mail, return receipt requested. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

If a stockholder, rather than including a proposal in the proxy statement as discussed above, commences his or her own proxy solicitation for the Annual Meeting of Stockholders for the fiscal year ending January 2, 2005, or seeks to nominate a candidate for election or propose business for consideration at such meeting, the Company must receive notice of such proposal on or before February 23, 2005. If the notice is not received on or before February 23, 2005, it will be considered untimely under Rule 14a-4(c)(1) promulgated under the Securities Exchange Act of 1934, as amended, and the Company will have discretionary voting authority under proxies solicited for the Annual Meeting of Stockholders for the fiscal year ending January 2, 2005, with respect to such proposal, if presented at the meeting.

COMPANY STOCK PRICE PERFORMANCE

Introductory Note: The following graph is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the following graph and table by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

STOCK PERFORMANCE GRAPH

The following graph and table presents the percentage change in the cumulative total shareholder return on the Company’s common stock for the last five fiscal years, based on the formula price of the Company’s common stock, and the related compound annual growth rate (“CAGR”). This information is compared with the cumulative total shareholder return and CAGR of (1) the Russell 2000 Index and (2) the Houlihan Lokey Howard & Zukin Government Services Index (“HLHZ GTS”). For ease of presentation, all data have been presented as of December 31 of the applicable fiscal year end. All returns presented below have been adjusted for stock splits and are indexed such that the value presented as of December 31, 1998, is equal to 100. The historical stock price performance data presented below is not necessarily indicative of future stock price performance.

	1998	1999	2000	2001	2002	2003	CAGR
SPARTA	100	131	176	198	223	286	23.4%
Russell 2000 Index	100	120	115	116	91	132	5.7%
HLHZ GTS Index	100	117	117	208	212	271	22.1%

The Company’s Report on Form 10-K for the year ended December 28, 2003, has been mailed before or concurrently with this Proxy Statement to each stockholder entitled to notice of, and to vote at, the Annual Meeting. The Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

By Order of the Board of Directors
/s/ JERRY R. FABIAN
JERRY R. FABIAN
Corporate Vice President and Secretary

Lake Forest, California	Telephone — (949) 768-8161
April 4, 2003	Facsimile — (949) 770-4632

Attachment A

WAYNE R. WINTON	R. STEVE McCARTER
30252 Marbella Vista	SPARTA, Inc.
San Juan Capistrano, CA 92675	13400 Sabre Springs Parkway, Suite 220
San Diego, CA 92128

ROBERT C. SEPUCHA	ROCKELL N. HANKIN
SPARTA, Inc.	Hankin Investment Banking
1911 N. Fort Myer Drive	560 North Beverly Glen Blvd.
Arlington, VA 22209	Los Angeles, CA 90067

JOHN O. CARROLL	ROY J. NICHOLS
SPARTA, Inc.	Torch Concepts, Inc.
4901 Corporate Drive	4650 Whitesburg Drive
Huntsville, AL 35805	Huntsville, AL 35802

CARL T. CASE	GEN. J. “PETE” PIOTROWSKI
SPARTA, Inc.	USAF Retired
4901 Corporate Drive	3060 Cedar Heights Drive
Huntsville, AL 35805	Colorado Springs, CO 80904-4713

WILLIAM E. COOK	GERALD A. ZIONIC
Riptide Holdings, Inc.	LMIS
1413 Loniker Drive	Gerald A. Zionic, MP - 860
Raleigh, NC 27615	12506 Lake Underhill Rd.
Orlando, FL 32825-5002

Attachment B

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF SPARTA, INC.

Mission

The Audit Committee of the Board of Directors of SPARTA, Inc. (the “Company”) shall assist the Board of Directors in fulfilling its oversight responsibilities for the financial reporting process, the system of internal controls, the internal and external audit processes, and the process for monitoring compliance with the Company’s code of conduct and with applicable laws and regulations. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Membership

The Audit Committee shall comprise a minimum of three (3) directors. Each member of the Audit Committee shall be independent of the Company and management, as such term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers (NASD). Accordingly, no member of the Audit Committee may receive, directly or indirectly, any consulting, advisory, or other compensation from the Company or any of its subsidiaries (other than compensation for services performed in his or her capacity as a member of the Board of Directors, the Audit Committee, or any other board committee). Each member of the Audit Committee will be financially literate with respect to the affairs of the Company (as such qualification is interpreted by the Board of Directors in its business judgment), or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall be an “audit committee financial expert,” as defined by applicable Securities and Exchange Commission (SEC) rules and regulations.

Members of the Audit Committee, including its Chairperson, shall be elected by the Board of Directors and shall serve at the pleasure of the Board of Directors.

Meetings

The Audit Committee will have a minimum of three (3) regularly scheduled meetings each year, with authority to convene additional meetings as circumstances require. The Audit Committee will invite members of management, the Company’s independent auditors, or others to attend meetings and provide pertinent information, as necessary to accomplish its objectives. The Chairperson shall be responsible for leadership of the Audit Committee, for preparing meeting agendas, and for reporting to the Board of Directors on the Audit Committee’s activities.

At the Chairperson’s discretion, an Audit Committee meeting may be held jointly with the full Board of Directors, provided that, during private discussions with the independent auditors, the internal audit department representative or special counsel, the Chairperson shall excuse members of the Board of Directors who are also members of management of the Company. Additionally, at the Chairperson’s discretion, meetings may be conducted via telephonic conference call. The Audit Committee may also act by unanimous written consent in lieu of a meeting.

Responsibilities

The Audit Committee’s primary duties and responsibilities are to provide oversight of:

•	The Company’s relationship with its independent auditors;

•	Management’s maintenance of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

•	Management’s establishment and maintenance of processes to assure that the Company has an adequate and functioning system of internal control, including “internal controls over financial reporting” and “disclosure controls and procedures” (as such terms are defined by applicable SEC rules and regulations);

•	Management’s establishment and maintenance of processes to assure the Company’s compliance with all applicable laws, regulations and corporate policy.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company, and for the establishment, maintenance, and assessment of the effectiveness of the Company’s internal controls over financial reporting. The Company’s independent auditors are responsible for auditing the Company’s financial statements, for reviewing the Company’s unaudited interim financial information, and for attesting to management’s assessment of the design and effectiveness of the Company’s internal controls over financial reporting. The authority and responsibilities set forth in this Audit Committee Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles (GAAP) or applicable law, or to guarantee the independent auditors’ reports.

In order to discharge the responsibilities of the Audit Committee, it is anticipated that the Audit Committee’s activities will include the following functions. In carrying out its responsibilities, however, the procedures and policies of the Audit Committee should remain flexible, in order to best react to changing conditions. Accordingly, the functions listed below are set forth as a guide, with the understanding that the Audit Committee may, at its discretion, deviate from this guide as deemed appropriate.

Financial Statements

•	Review with management and the independent auditors the significant accounting and reporting issues, the nature of critical accounting policies, the accounting for complex or unusual transactions, and matters requiring a significant degree of estimation or judgment.

•	Review with management and the independent auditors the impact of recent professional and regulatory pronouncements on the Company’s financial statements, and the impact of any newly adopted or proposed changes in accounting principles.

•	Review with management and the independent auditors the annual financial statements and Annual Report on Form 10-K, to determine whether they are complete and consistent with information known to the Audit Committee members, and the status of the audit conducted by the independent auditors. Based on such review, the Audit Committee shall determine whether to recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

•	Review with management and the independent auditors the interim financial statements and the results of the independent auditors’ review of those statements.

Independent Auditors

•	Appoint, evaluate, retain, and, when necessary, terminate the engagement of the independent auditors. The Audit Committee may, in its discretion, seek stockholder ratification of the appointment of the independent auditors.

•	Ensure the objectivity, competence and independence of the independent auditors. In connection with this function, the Audit Committee should:

•	Obtain from the independent auditors an annual statement regarding their independence, including the disclosures required by Independence Standards Board Standard No. 1, in accordance with professional and regulatory standards governing such independence;

•	Ensure that the independent auditors do not render non-audit services that are prohibited by SEC rules and regulations, and consider whether permissible non-audit services provided by the independent auditors are compatible with maintaining independence;

•	Consider reviewing the professional qualifications of the key partners and managers assigned to the audit engagement;

•	Consider reviewing the quality control procedures established by the independent auditors and obtaining a report describing significant issues raised during the most recent quality control review of the independent auditors.

•	Establish the compensation of the independent auditors, and cause the Company to pay the fees of the independent auditors as established by the Audit Committee.

•	Pre-approve all services to be rendered to the Company by the independent auditors, provided, however, that de minimis non-audit services may be approved in accordance with applicable SEC rules and regulations.

•	In connection with the annual audit of the Company’s financial statements, meet with management and the independent auditors to review the planned audit scope and to review matters related to the conduct of the audit that are required to be communicated to the Audit Committee under generally accepted auditing standards.

•	Directly oversee the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate:

•	Receive and consider the reports required to be made by the independent accountant regarding (1) critical accounting policies and practices; (2) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant; and (3) other material written communications between the independent accountant and management;

•	Review with the independent auditors (1) any audit problems or difficulties the independent auditors encountered in the course of the audit work and management’s response, including any restrictions on the scope of the independent auditors’ activities or on access to requested information and any significant disagreements with management; (2) major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (3) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (4) the effect of regulatory and accounting initiatives on the Company’s financial statements; (5) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); and (6) significant consultations with the independent auditors’ national office on matters that otherwise are required to be disclosed to the audit committee.

•	Periodically (but in no event less than annually) meet separately with the independent auditors to discuss any matters that the Audit Committee or the independent auditors believe should be discussed privately.

•	Ensure that the independent auditors rotate the lead audit partner and reviewing audit partner responsible for the Company’s audit at least once each five years, in accordance with the applicable SEC rules and regulations.

Internal Audit

•	Review with management and with the internal audit department representative the proposed internal audit plans and activities, staffing and organizational structure of the internal audit function (including the independence and authority of the internal audit department).

•	Ensure that there are no unjustified restrictions or limitations on the scope of the internal audit function, and review and concur in the appointment, replacement, reassignment or dismissal of internal auditors.

•	Review with management and with the internal audit department representative summaries of findings from completed internal audits and the status of major audits in process.

•	Meet separately with the internal audit department representative to discuss any matters that the Audit Committee or the internal audit department believes should be discussed privately.

Internal Controls and Risk Management

•	Coordinate the Board of Directors’ oversight of the Company’s internal controls over financial reporting, the Company’s disclosure controls and procedures, and the Company’s code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section

302 of the Sarbanes-Oxley Act of 2002 and the applicable rules thereunder and Rule 13a-14 of the Exchange Act.

•	Review with management the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. The Audit Committee shall discuss with management the Company’s major risk exposures and the steps management has taken to monitor and mitigate such exposures.

•	Consider the effectiveness of the Company’s internal control structure, including information technology security and control.

•	Review the scope of the review of internal controls conducted during internal and external audits (including audits conducted by regulatory agencies), and review significant findings and recommendations for the improvement of such controls.

•	Review the Company’s disaster recovery and reconstitution and enterprise risk management plans.

Compliance

•	Review the effectiveness of the Company’s system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of instances of non-compliance.

•	Review the findings of significant regulatory agency examinations.

•	Review the process for communicating the Company’s code of conduct to employees and for monitoring compliance with such code of conduct.

Other Responsibilities

•	In connection with the quarterly calculation of the price of the Company’s common stock, discuss with management the significant factors affecting the stock price for the quarter and pre-approve publication of the stock price.

•	Regularly report to the full Board of Directors about Audit Committee activities, issues, and recommendations.

•	Report annually in the Company’s Proxy Statement to shareholders regarding the Audit Committee’s composition, its responsibilities and how they were discharged, and any other information the Audit Committee is required to report pursuant to regulatory obligations.

•	Establish procedures for the receipt, retention and treatment of (1) complaints received by the Company regarding accounting, internal controls, or auditing matters; and (2) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters and disclosure issues.

•	Engage independent legal, accounting or other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The

Audit Committee shall cause the Company to pay the compensation of such advisors, as established by the Audit Committee.

•	If necessary, conduct or authorize special investigations into any matters within the scope of the Audit Committee’s responsibilities. The Audit Committee may, at its discretion, retain special counsel or experts to assist with such investigations. The Audit Committee shall have the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

SPARTA, Inc.
Proxy Solicited on Behalf of the Board of Directors
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 14, 2004

     The undersigned hereby revokes all previous proxies; acknowledges receipt of the Notices of Annual Meeting of Stockholders and Proxy Statement pertaining to the Annual Meeting of Stockholders to be held on May 14, 2004; and appoints Wayne R. Winton, Jerry R. Fabian and Rod R. Steger, and each of them, with full power of substitution, proxies and attorneys-in-fact to vote all shares of stock that the undersigned is entitle to vote at the Annual Meeting of Stockholders of SPARTA, Inc. (the “Company”) to be held on May 14, 2004, and at any adjournments or postponements thereof, as indicated below, with the same force and effect as the undersigned might or could do if personally present thereat, including all shares held in the undersigned’s account(s) in the SPARTA Stock Compensation Plan and/or the SPARTA Profit Sharing/401(k) Plan.

1. ELECTION OF DIRECTORS:	FOR all nominees listed below (except as indicated)	WITHHOLD AUTHORITY to vote for the nominees listed below

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the following list:

Wayne R. Winton, Robert C. Sepucha, R. Stephen McCarter, Carl T. Case, John O. Carroll, Rockell N. Hankin, John L. Piotrowski, Gerald A. Zionic, William E. Cook and Roy J. Nichols.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 2, 2005;

FOR	AGAINST	ABSTAIN

3. OTHER MATTERS. In their discretion, the proxies named herein are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

(Continued on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED HEREIN. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE, FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, AND AS THE PROXIES NAMED ABOVE DEEM ADVISABLE ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

DATED: , 2004

Signature

Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his, her or their name(s) appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).

Attach Label here